EXHIBIT 10.7

                            GREATER COMMUNITY BANCORP
                2001 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS


                               ARTICLE I. PURPOSES

         The purposes of the Greater Community Bancorp 2001 Stock Option Plan for Nonemployee Directors (the "Plan") are to (i) attract and retain highly qualified nonemployee directors of Great Falls Bank, Bergen Commercial Bank and Rock Community Bank (the "Bank Subsidiaries"), which are the bank subsidiaries of Greater Community Bancorp (the "Company"), (ii) align the long-term interests of nonemployee directors of the Bank Subsidiaries and the Company's stockholders by creating a direct link between compensation of nonemployee directors and stockholder return, (iii) enable nonemployee directors of the Bank Subsidiaries to develop and maintain stock ownership positions in the Company, and (iv) provide incentives to such nonemployee directors to contribute to the Company's success. To achieve these objectives, the Plan provides for the granting of "nonqualified stock options" to the nonemployee directors of the Bank Subsidiaries.

                             ARTICLE II. DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meanings specified below:

         (a)      "AFFILIATE" shall mean the Company or a Subsidiary.

         (b) "BANK SUBSIDIARIES" means Great Falls Bank, Bergen Commercial Bank and Rock Community Bank, all of which are banking corporations of the State of New Jersey and Subsidiaries of the Company. "BANK SUBSIDIARY" means either Great Falls Bank, Bergen Commercial Bank or Rock Community Bank, as the context may require.

         (c)      "BOARD" shall mean the Company's Board of Directors.

         (d) "CAUSE" shall mean (i) the conviction of the Participant of a felony by a court of competent jurisdiction, (ii) the indictment of the Participant by a State or Federal grand jury of competent jurisdiction for embezzlement or misappropriation of funds of an Affiliate or for any act of dishonesty or lack of fidelity towards an Affiliate, (iii) the written confession by the Participant of any act of dishonesty towards an Affiliate or any embezzlement or misappropriation of an Affiliate's funds, or (iv) willful or gross neglect of the duties for which the Participant was responsible, all as the Board, in its sole discretion, may determine.

         (e) "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events: (i) the Company acquires actual knowledge that any person (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) other than an Affiliate is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the combined voting power of the Company's then outstanding securities; (ii) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an Affiliate); (iii) the approval by the Company's stockholders of (a) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving entity and which does not result in any reclassification or reorganization of the Company's then outstanding shares of Common Stock or a change in the Company's directors, other than the addition of not more than three directors), (b) a sale or disposition of all or substantially all of the Company's assets, or (c) a plan of liquidation or dissolution of the Company; (iv) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (v) a sale of (a) Common Stock if after such sale any person (as defined above) other than an Affiliate owns a majority of the Common Stock or
(b) all or substantially all of the Company's assets (other than in the ordinary course of business).

         (f) "CODE" shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 2
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


         (g) "COMMON STOCK" shall mean the Company's common stock, which currently has a par value of $0.50 per share.

         (h) "COMPANY" shall mean Greater Community Bancorp, a New Jersey business corporation.

         (i) "DISABILITY" shall mean permanent and total disability as defined by the Company's employee welfare benefit plan offering a long-term disability benefit, or, if no such benefit is offered, as defined by Section 105(d)(4) of the Code (prior to the repeal of such Section). "Disability" shall also exist if documented by a signed written opinion of a currently licensed medical doctor reasonably satisfactory to the Board, which written opinion shall set forth, without limitation, a medical opinion that the Participant is permanently disabled, the reasons for such disability, and the date of commencement of such disability.

         (j) "EMPLOYEE" shall mean a common law employee (as defined in accordance with the regulations and Revenue Rulings then applicable under
Section 3401(c) of the Code) of an Affiliate.

         (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         (l) "FAIR MARKET VALUE OF STOCK" shall mean for all purposes of the Plan as follows: (A) if the Shares are admitted to quotation on the Nasdaq Stock Market or other comparable quotation system and have been designated as a Nasdaq National Market ("NNM") security, fair market value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported; (B) if the Shares are admitted to quotation on the Nasdaq Stock Market and have not been designated an NNM security, fair market value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; (C) if the Shares are admitted to trading on a national securities exchange, fair market value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported; or (D) if neither (A), (B) nor (C) applies to the Shares, fair market value on any date shall be a price equal to the mean between the closing bid and asked prices for Shares, as quoted in writing to the Company by either (i) a principal market maker for transactions in the Bank's Common Stock on the over-the-counter market designated by the Board or (ii) such other registered broker-dealer firm as is designated by the Board or the Committee.

         (m) "PARTICIPANT" shall mean any one of the twenty-eight (28) individuals who was a member of the Board of Directors of any of the Bank Subsidiaries on February 20, 2001 and who was not also an Employee on such date.

         (n) "PLAN" shall mean the Greater Community Bancorp 2001 Stock Option Plan for Nonemployee Directors, as may be amended from time to time.

         (o)      "SECRETARY" shall mean the Company's corporate secretary.

         (p) "SECURITIES ACT" shall mean the Securities Act of 1933, as now in effect or as hereafter amended.

         (q)      "SHARES" shall mean shares of Common Stock.

         (r) "STOCK OPTION" shall mean a right to purchase Common Stock awarded in accordance with the terms of the Plan.

         (s) "SUBSIDIARY(IES)" shall mean any corporation, limited liability company or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly by the Company.

         (t) "TERMINATE (TERMINATION OF) SERVICE (OR TERMINATION)" shall mean the time when the Participant ceases to provide services to an Affiliate as a director or an Employee, but shall not include a lapse in providing services that the Board determines to be a temporary leave of absence.

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 3
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


                           ARTICLE III. ADMINISTRATION

         The Plan shall be administered by the Board. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Stock Option granted pursuant thereto. The Company shall indemnify all members of the Board with respect to any such action, determination or interpretation to the fullest extent permitted by law.

         Subject to the provisions of the Plan, the Board is authorized to: (i) grant Stock Options to the respective Participants to purchase the respective numbers of Shares indicated in Article VI of this Plan, either following approval of the adoption of the Plan by the Company's stockholders or prior to stockholder approval but subject to subsequent approval of the Plan by the Company's stockholders; (ii) determine the exercise price of the Shares subject to each Stock Option, which price shall be not less than the minimum specified in Section 6.1; (iii) determine who is a "nonemployee director" of a Bank Subsidiary eligible to be a Participant; (iv) establish such rules and regulations as it deems necessary for the proper administration of the Plan; and
(v) make whatever determinations and interpretations in connection with the Plan as it deems necessary or advisable. All decisions, determinations and interpretations made by the Board shall be final and binding on all Participants and on their legal representatives and beneficiaries.

         The provisions of this Article III shall survive any termination of the Plan.

                       ARTICLE IV. SHARES SUBJECT TO PLAN

         The aggregate maximum number of Shares that may be made subject to Stock Options granted pursuant to the Plan is Fifty-Six Thousand (56,000) (or the number and kind of Shares or other securities substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article VIII of the Plan). The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued shares, or out of Shares held in the Company's treasury, or partly out of each, as shall be determined by the Board. No fractional Shares shall be issued with respect to Stock Options granted under the Plan.

         In the event any outstanding Stock Option under the Plan for any reason expires, is terminated, forfeited or is canceled at any time, the shares subject to such Options will be unavailable for future grants under the Plan.

                ARTICLE V. ELIGIBILITY FOR AWARD OF STOCK OPTIONS

         Only a Participant (as defined in paragraph (m) of Article II) shall be eligible to be granted Stock Options; provided, however, that a Participant shall not be eligible unless such Participant is still a nonemployee director of one of the Bank Subsidiaries on the date Stock Options are granted by the Board under the Plan.

                       ARTICLE VI. GRANT OF STOCK OPTIONS

         Each Participant shall be eligible to be granted Stock Options to purchase Two Thousand (2,000) Shares on the terms and conditions set forth in this Article VI. Stock Options shall be evidenced by Stock Option agreements in such form as the Board approves. Stock Option agreements shall conform to the provisions of the Plan and shall be identical for all Participants.

6.1 OPTION PRICE OF STOCK OPTIONS. The exercise price for each Stock Option granted under the Plan shall be equal to the Stock's Fair Market Value on the date of grant.

6.2  VESTING, EXERCISABILITY AND TERMS OF STOCK OPTIONS.

         (a) Stock Options will become "vested" to the extent of 20% (400 Shares per Participant) on the date of grant. An additional 20% will become "vested" each January 1 thereafter provided the Participant remains a director of a Bank Subsidiary and/or is a director and/or an Employee of an Affiliate.

         (b) Each 20% group of "vested" Stock Options will thereafter become fully exercisable commencing on the later of (i) six (6) months and one day after the date the Stock Options are granted or (ii) January 1st after each vesting date.

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 4
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


         (c) Each 20% group of "vested" Stock Options will generally lapse to the extent not fully exercised within five (5) years after the vesting date of such 20% group.

         (d) Upon the Termination of Service of a Participant due to voluntary resignation or involuntary removal without Cause, all Stock Options which have not become exercisable before the date the Participant Terminates Service shall be forfeited and terminated immediately. The Participant may exercise a Stock Option to the extent it was exercisable by him on the date immediately preceding such Termination within the lesser of (i) one month from the date of Termination (six months from the date of Termination in the case of voluntary resignation), or (ii) the balance of the stated term of the Stock Option. If a Participant shall be removed as a director of an Affiliate for Cause, all Stock Options granted to such Participant that have not been exercised prior to such Termination for Cause shall, whether or not exercisable, be forfeited immediately upon such Termination.

6.3 ACCELERATED VESTING AND EXERCISABILITY OF STOCK OPTIONS. If a Participant shall Terminate Service by reason of his death or Disability, all Stock Options granted to such Participant that have not become exercisable on or before the date of such Termination shall immediately become both "vested" and fully exercisable. All Stock Options held by such Participant may be exercised by the Participant, his estate or beneficiary, or his representative, as the case may be, for a period of one year from the date of such Termination, or until the expiration of the stated term of such Stock Options, whichever period is shorter.

         Notwithstanding the provisions of Section 6.2, in the event of a Change in Control, any Stock Option granted under the Plan to a Participant that has not, as of the date of the Change in Control, become exercisable shall immediately become both "vested" and fully exercisable.

6.4 NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable except by will or the laws of descent and distribution. During the Participant's lifetime the Stock Option shall be exercisable only by him or, in the event of the Participant's incapacity or death, by the Participant's guardian or legal representative. More specifically, without limitation, no Stock Option may be assigned, transferred (except as specifically permitted by the Plan or the terms of the specific Stock Option agreement consistent with the Plan), pledged or hypothecated in any way, nor shall it be assignable by operation of law or subject to execution, attachment, garnishment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option contrary to the provisions hereof, and the levy of any execution, attachment, garnishment or similar process upon the Stock Option, shall be null and void, and without force or effect. The Board may, however, in its sole discretion, allow for transfers of Stock Options to family members, subject to such conditions or limitations as the Board may establish.

6.5 NO OBLIGATION TO EXERCISE STOCK OPTIONS. The grant of a Stock Option shall impose no obligation on the Participant to exercise such Stock Option.

6.6 CANCELLATION OF STOCK OPTIONS. The Board in its discretion may, with the consent of any Participant, cancel any outstanding Stock Option.

6.7 NO RIGHTS AS A STOCKHOLDER. A Participant or a transferee of a Stock Option shall have no rights as a stockholder with respect to any Share covered by his Stock Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

6.8 DEFERRED EXERCISE OF STOCK OPTIONS. If a Participant's timely exercise of a Stock Option during a given taxable year, together with any other compensation paid to the Participant for such year, would result in a disallowance for Federal income tax purposes, pursuant to Section 402(m) of the Code, of a deduction to the Company of all or part of the Participant's income to be recognized during such taxable year for Federal income tax purposes upon such exercise, then such Participant's exercise of such Stock Option shall be ineffective and such exercise shall be automatically deferred (except to the extent specifically permitted by the Board) beyond the end of such taxable year of the Company to the extent necessary to avoid such disallowance of a deduction to the Company. The deferral of exercise of a Stock Option provided by this
Section 6.9 shall be until the next succeeding taxable year in which the Company is not denied a tax deduction related to such exercise. The deferral of exercise is for the Company's benefit and therefore supersedes any other limitation on exercisability that may be set forth in any other provision of this Plan or any Stock Option agreement.

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 5
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


                     ARTICLE VII. EXERCISE OF STOCK OPTIONS

         Any Stock Option may be exercised in whole or in part at any time subsequent to its becoming exercisable during its term; provided, however, that each partial exercise shall be for whole Shares only. Each Stock Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or the Secretary's office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Stock Option) that such Stock Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.2 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or State securities laws or regulations; (iv) in the event that the Stock Option or portion thereof shall be exercised pursuant to Section 6.3 or 6.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Option or portion thereof; and (v) full payment to the Company of all amounts that Federal or State law requires it to withhold upon exercise of the Stock Option (as specified in Section 7.3 below).

7.1 SHARE CERTIFICATES. Upon receiving notice and payment, the Company will cause to be delivered to the Participant, as soon as practicable, a certificate in the Participant's name for the Shares purchased. The Shares issuable and deliverable upon the exercise of a Stock Option shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the complete or partial exercise of the Stock Option prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any Federal or State law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body that may be necessary or advisable; and (ii) the obtaining of any approval or other clearance from any Federal or State governmental agency that may be necessary or advisable.

7.2 PAYMENT FOR SHARES. Payment for Shares purchased under a Stock Option granted hereunder shall be made in full upon exercise of the Stock Option, (i) by certified or bank cashier's check payable to the order of the Company, (ii) in the form of Shares already owned by the Participant based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised, or (iii) by a combination of cash and Shares already owned. To the extent the Stock Option exercise price is paid in Shares as provided above, Shares delivered by the Participant may be Shares received by the Participant upon exercise of one or more Stock Options, but only if such Shares have been held by the Participant for at least six months.

7.3 SHARE WITHHOLDING. The Board shall require that a Participant pay to the Company, at the time of exercise of a Stock Option, such amount as the Board deems necessary to satisfy the Company's obligation, if any, to withhold Federal or State income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. A Participant may satisfy such withholding requirements by having the Company withhold from the number of Shares otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate fair market value on the date of exercise equal to the minimum amount required by law to be withheld; provided, however, that in the case of an exercise by a Participant who is subject to Section 16(b) of the Exchange Act, such Participant must (i) exercise the Stock Option during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Company, and ending on the twelfth business day following such date, or (ii) irrevocably elect to utilize Share withholding at least six months prior to the date of exercise.

7.4 LOANS. The Company may make loans to such Participants as the Board, in its discretion, may determine in connection with the exercise of Stock Options granted under the Plan. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine not inconsistent with the Plan. Any such loan must bear interest at a rate, and otherwise be on repayment terms, which are not more favorable to the Participant than comparable loans by the Bank Subsidiaries to unrelated customers at the time the loan is made. In no event may the principal amount of any such loan exceed the exercise price, at the date of exercise, of the Shares covered by the Stock Option or portion thereof exercised by the Participant. When a loan shall have been made, the Board shall require that Shares of Common Stock and/or other collateral having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Every loan shall also comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction thereof.

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 6
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


               ARTICLE VIII. ADJUSTMENT FOR RECAPITALIZATION, ETC.

         The aggregate number of Shares that may be purchased under the Plan pursuant to Stock Options, the number of Shares covered by each outstanding Stock Option, and the exercise price of each Stock Option shall be appropriately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split or other subdivision or consolidation of Shares or for other capital adjustments or payments of stock dividends or distributions, other increases or decreases in the outstanding Shares effected without receipt of consideration by the Company, or reorganization, merger or consolidation, or other similar change affecting the Shares.

         Such adjustment to a Stock Option shall be made without a change to the total exercise price applicable to the unexercised portion of the Stock Option (except for any change in the aggregate price resulting from rounding-off of Share quantities or prices). Any such adjustment made by the Board shall be final and binding upon all Participants, the Company, their representatives, and all other interested persons. No fractional Shares shall be issued as a result of such adjustment.

         In the event of a transaction involving (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company's assets, provision shall be made in connection with such transaction for the assumption of Stock Options theretofore granted under the Plan, or the substitution for such Stock Options of new Stock Options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Board, the Plan and the Stock Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the fair market value of a Share multiplied by the number of Shares subject to the Stock Options (to the extent such Stock Options have not been exercised) less the exercise price for such Stock Options (to the extent such Stock Options have not been exercised); provided, however, that in no event shall the Board take any action or make any determination under this Article VIII that would prevent a transaction described in clause (ii) or (iii) above from being treated as a pooling of interests under generally accepted accounting principles, if applicable to the transaction.

          ARTICLE IX. GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES

         The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver Shares, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

         Each Stock Option is subject to the requirement that if, at any time, the Board determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange, the Nasdaq Stock Market or any similar market or exchange, or under any State or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained, free of any conditions not acceptable to the Board. The Company shall not be deemed, by reason of the granting of any Stock Option, to have any obligation to register the Shares subject to such Stock Option under the Securities Act or to maintain in effect any registration of such Shares that may be made at any time under the Securities Act.

         Unless a registration statement under the Securities Act and the applicable rules and regulations thereunder is then in effect with respect to Shares issued upon exercise of any Stock Option (which registration shall not be required), the Company shall require that the offer and sale of such Shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Company may require, as a condition precedent to the exercise of any Stock Option, that the person exercising the Stock Option give to the Company written representation and undertaking, satisfactory in form and substance to the Company, that such person is acquiring the Shares for his own account for investment and not with a view to the distribution or resale thereof

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 7
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


and otherwise establish to the Company's satisfaction that the offer or sale of the Shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Securities Act or any similar State act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Securities Act is not then in effect with respect to the Shares issued upon exercise of a Stock Option, the Company shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Securities Act.

         The Company is relieved from any liability for the nonissuance or nontransfer or any delay in issuance or transfer of any Shares subject to Stock Options under the Plan resulting from the Company's inability to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer Shares upon exercise of the Stock Options under the Plan if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such Shares. Appropriate legends may be placed on the stock certificates evidencing Shares issued upon exercise of Stock Options to reflect such transfer restrictions.

                           ARTICLE X. OTHER PROVISIONS

         The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey.

         As used herein, the masculine gender shall include the feminine gender.

         The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

         All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Participant at the address contained in the records of the Company or to the Company at its principal office.

         The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

         Nothing in the Plan or in any Stock Option granted hereunder shall confer on any Participant any right to continue as, or to become, a director or Employee of any Affiliate, or to interfere in any way with the right of the Company or any of its Subsidiaries to terminate such Participant's status as an Employee or as a director of any Subsidiary at any time, subject to the Participant's contract rights, if any, and applicable law.

         The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Company.

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Affiliates, or any of them. Nothing in the Plan shall be construed to limit the right of any Affiliate (i) to establish, alter or terminate any other forms of incentives, benefits or compensation for directors and/or Employees, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on an individual's not participating in the Plan; or (ii) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

         If the Board shall find that any person to whom any benefit is due or payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Board so determines, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Board and the Company therefor.

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GREATER COMMUNITY BANCORP 2001 STOCK                                      PAGE 8
OPTION PLAN FOR NONEMPLOYEE DIRECTORS


                       ARTICLE XI. EFFECTIVE DATE OF PLAN

         The Plan is effective as of the earlier of its date of adoption by the Board or its approval by the Company's stockholders in accordance with applicable State and federal law.

                ARTICLE XII. AMENDMENT OR DISCONTINUANCE OF PLAN

         The Board may, without the consent of the Company's stockholders or Participants under the Plan, at any time terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect Stock Options theretofore granted hereunder without the Participant's consent, and provided further that no such action by the Board, without approval of the stockholders, may (i) increase the total number of Shares which may be purchased or acquired pursuant to Stock Options granted under the Plan, either in the aggregate or for any Participant or eligible nonemployee director, except as contemplated in Article VIII; (ii) expand the class of individuals eligible to receive Stock Options under the Plan; (iii) decrease the minimum Stock Option exercise price; (iv) extend the maximum term of Stock Options granted hereunder; or (v) take any other action requiring stockholder approval under Rule 16b-3 under the Exchange Act. No amendment or modification may become effective if it would cause the Plan to fail to meet any applicable requirements of Rule 16b-3 under the Exchange Act.

                       ARTICLE XIII. STOCKHOLDER APPROVAL

         Anything in the Plan to the contrary notwithstanding, the grant of Stock Options hereunder shall be of no force or effect, and no Stock Option granted hereunder shall vest or become exercisable in any respect, unless and until the Plan is approved by the affirmative vote of the holders of a majority of the Shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company duly held in accordance with the laws of New Jersey.